EXHIBIT 99.1

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                         COMMON STOCK PURCHASE AGREEMENT

                                     between

                             Paradon Capital, Inc.,

                               Mr. Barry Russell,

                 Global Wireless Satellite Networks (USA), Inc.

                                       and

                       Hemingway Corporate Ventures, S. A.

                            dated as of July 27, 2004



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                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

         THIS COMMON STOCK PURCHASE AGREEMENT, dated as of July ___, 2004 (the "Agreement"), between Hemingway Corporate Ventures, S. A., a corporation organized and existing under the laws of the British Virgin Islands (referred to as the "Purchaser"), Paradon Capital, Inc., a corporation organized and existing under the laws of Barbados ("Paradon"), Mr. Barry Russell, residing at 160 Conner Road, Tregeagle N.S.W. 2480, Australia ("Russell") Global Wireless Satellite Networks (USA), Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"). Collectively, Purchaser, Paradon, Russell and Company shall be referred to as the "Parties".

         WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, Paradon shall sell to the Purchaser all shares of Company common stock held by Paradon which equals 726,600 shares or 69% of the outstanding shares on a fully diluted basis ("Shares") pursuant to the terms set forth herein; and

         NOW, THEREFORE, the Parties agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

         Section 1.1 "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         Section 1.2 "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.3 "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

         Section 1.4 "CLOSING" shall mean the closing of the purchase and sale of the Common Stock pursuant to Article II below.

         Section 1.5 "CLOSING DATE" shall mean the date the closing of the purchase and sale of the Common Stock occurs pursuant to Article II below.

         Section 1.6 "COMMON STOCK" shall mean the Company's common stock, $.001 par value per share.


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         Section 1.7 "DAMAGES" shall mean any loss,  claim,  damage,  liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

         Section 1.8 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Section 1.9 "LEGEND" shall have the meaning set forth in Article V below.

         Section 1.10 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.11 "OUTSTANDING" when used with reference to shares of Common Stock, or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.12 "PURCHASE PRICE" shall mean $550,000.

         Section 1.13 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.14 "SECURITIES" shall mean the Shares.

         Section 1.15 "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

         Section 1.16 "SEC DOCUMENTS" shall mean the Company's latest Form 10-KSB (and all amendments thereto), all Form 10-QSB's, 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question.


                                   ARTICLE II

                     PURCHASE AND SALE OF THE COMMON STOCK
                     -------------------------------------

         Section 2.1 Closing. Paradon will sell, and the Purchaser will buy, on the Closing Date the Shares in exchange for the Purchase Price. Each party hereto shall also deliver the respective items found in Article VI to this Agreement.


                                       2
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         Section 2.2 Form of Payment.  Subject to the  following and Section 2.3 of this Agreement, at Closing, upon receipt of the certificate evidencing the Shares, the Purchaser shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer pursuant to the instructions found in
Exhibit 2.2. All wire transfer fees incurred by such counsel will be borne equally by the parties hereto. In the event that there is a dispute as to the delivery of the funds or the Shares pursuant to this Section only, the parties hereto agree to hold Rubin, Bailin, Ortoli LLP harmless from any claims and or damages resulting therefrom, so long as Rubin, Bailin, Ortoli LLP acted in good faith. It is acknowledged by all Parties, that EuroPacific Consulting Inc. shall be paid directly by Rubin, Bailin, Ortoli LLP at the Closing without further instructions from any Party. The Parties acknowledge that: (i) Mr. John Garcia has served in a capacity as a finder and will receive a fee of Fifteen Thousand ($15,000) Dollars at Closing; and (ii) EuroPacific Consultanting Inc. has served in a capacity as a finder and will receive a fee of Eighty Thousand ($80,000) Dollars at Closing Both of the aforementioned finders' fees shall be paid directly by Rubin, Bailin, Ortoli LLP pursuant to wire instructions received by it by the respective Finders.

         Section 2.3 Escrow Agreement. Two Hundred Twenty Thousand Eight Hundred Sixty-Four Dollars and Nineteen Cents ($220,864.19) all be held in the Rubin, Bailin, Ortoli LLP escrow account pursuant to the terms of the Escrow Agreement attached hereto as Exhibit 2.3.

         Section 2.4 Subsequent Merger Transaction. It is contemplated that the Purchaser intends to introduce an operating company to the Company for the purposes of merging such into the Company in exchange for up to One Hundred Million (100,000,000) shares of the Company's common stock ("Merger Transaction" and "Merger Shares", respectively) depending upon the valuation of such assets being transferred to the Company. In the event that the Merger Transaction occurs, Russell has the right to receive one percent (1%) of any shares issued pursuant to the Merger Transaction with the registration rights enumerated in this Section 2.4 ("Russell Shares"). For a period of twelve months following the date of the Merger Transaction, Russell shall have customary anti-dilution rights to the extent the Company sells or issues shares of common stock for per share value less than the per share value determined in the Merger Transaction. If the Company at any time subsequent to the one year anniversary of this Agreement, proposes to register any of its securities under the Securities Act, on any form other than Form S-4 or any similar form then in effect, it shall each such time give written notice to Russell of its intention so to do and, upon the written request of Russell given within 20 days after the giving of any such notice the Company shall use its best efforts to cause all such shares of common stock to be included under the proposed registration for disposition by Russell. The Company shall use its best efforts to maintain the effectiveness of such registration statement for a period of three years. Up to Five Million (5,000,000) of the Merger Shares may be registered with the Securities and Exchange Commission pursuant to Form S-8 (or any similar form then in effect). It is agreed by the Parties, that pursuant to the consulting agreement between the Company and Mr. Barry Russell attached hereto as Exhibit 2.4 that Mr. Russell shall have the right to register that number of Russell Shares equal to Fifteen Percent (15%) of the total shares issued pursuant to Form S-8 so long as such a registration statement is filed prior to the one year anniversary of this Agreement. Mr. Russell has no rights to collect remuneration in any form and to any extent other than what is enumerated in this Section 2.4.


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                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

         The Purchaser represents and warrants to Paradon and Russell that:

         Section 3.1 Intent. The Purchaser is entering into this Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Common Stock for any minimum or other specific term and reserve the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2 Authority. This Agreement has been duly authorized and validly executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.3 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or, to the Purchaser's knowledge, (a) violate any provision of any indenture, instrument or agreement to which the Purchaser is a party or are subject, or by which the Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which any of the Purchasers is subject or to which any of their assets, operations or management may be subject.

         Section 3.6 Disclosure; Access to Information. The Purchaser has received all documents, records, books and other information pertaining to Purchaser's investment in the Company that have been requested by Purchaser, including the opportunity to ask questions and receive answers. The Company is subject to the periodic reporting requirements of the Exchange Act as they apply to foreign issuers, and the Purchaser has reviewed or received copies of any such reports that have been requested by it. The Purchaser represents that it has reviewed the Company's, Form 10-KSB for the year ended December 31, 2003 and Form 10-QSB for the quarter ended March 31, 2004.

         Section 3.7 Manner of Sale. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


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         Section 3.8  Registration  or  Exemption  Requirements.  The  Purchaser
further acknowledges and understands that the Securities may not be transferred, resold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available. The Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of these securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration.

         Section 3.9 No Legal, Tax or Investment Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has relied on, and has consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Shares.

                                   ARTICLE IV

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH OF PARADON,
                            RUSSELL AND THE COMPANY
          ------------------------------------------------------------

         Each of Paradon, Russell and the Company represents and warrants to the Purchaser that:

         Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

         Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Shares, (ii) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or its shareholders is required, and (iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Purchaser; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person. Further, no shareholder approval is required to issue the Shares and the Company did not procure such.

         Section 4.3 Capitalization. The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, $.001 par value per share, of which 1,054,344 shares are issued and outstanding. The Company also has 10,000,000 shares of Preferred Stock authorized, but none outstanding. All of the outstanding shares of Common Stock of the Company have been duly and validly


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authorized and issued and are fully paid and nonassessable.  No shares of Common
Stock are entitled to preemptive or similar rights. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character
whatsoever   relating  to,  or  rights  or  obligations   convertible   into  or
exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock.

         Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the OTC Bulletin Board.

         Section 4.5 SEC Documents. The Company has delivered or made available to the Purchaser true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve (12) months immediately preceding the Closing Date and has timely filed all required reports during such time period. Such documents are accurate and complete and contain no material misrepresentations therein. The Company has not provided to the Purchaser any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

         Section 4.6 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

         Section 4.7 Existing Employment Arrangements. Other than Mr. Scott Kostiuk remaining on the Board of Directors at a nomimal fee until such time that new directors are elected, to the extent they exist, all employment agreements, arrangements or understandings between the Company and any other party shall be terminated as of the Closing. The Company does not have any labor or collective bargaining agreements or employee benefit or welfare plans. All vacation pay, if any, due to employees of the Company has been fully paid by the Company. No employees of the Company are entitled to any sick pay or days or "employees benefit plan" (as that term is defined in ERISA) and no retirement plans exist. The Company has terminated the employment (and shall indemnify the Purchaser pursuant to this Agreement from any and all obligations associated with such termination) of any and all employees of the Company.

         Section 4.8 Full Disclosure. The Company does not have knowledge of any facts pertaining to the Company which could have a material adverse effect and which have not been disclosed in this Agreement. No representation or warranty of the Company in this Agreement or any related document contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


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         Section 4.9  Corporate  Documents.  The Company has  furnished  or made available to the Purchaser true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws").

         Section 4.10 Litigation and Other Proceedings. There are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a material adverse effect. No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a material adverse effect.

         Section 4.11 Taxes. All federal, provincial, city and other tax returns, reports and declarations required to be filed by or on behalf of the Company have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

         Section 4.12 Material Contracts. Except as set forth in the SEC Documents, the agreements to which the Company is a party described in the SEC Documents are valid agreements, in full force and effect.

         Section 4.13 Use of Proceeds Shall Satisfy all Liabilities. Subject to the terms of the Escrow Agreement found attached hereto as Exhibit 2.3, the proceeds from the sale of the Shares shall be used, in a prompt manner, to satisfy all of the liabilities of the Company in the denominations found in
Exhibit 4.13. There shall be no material liabilities after such payments are made.

         Section 4.14 No Actions Without Notice and Consent of Purchaser. As the Chairman of the Company's Board of Directors and President of the Company Mr. Scott Kostiuk acknowledges that no actions shall be taken subsequent to the Closing, material or otherwise, without written notice to and consent from the Purchaser.


                                    ARTICLE V

                                     LEGENDS
                                     -------

         Section 5.1 Legends. The Purchaser agrees to the imprinting, of the following legend (or such substantially similar legend) on the securities:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR


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     PURSUANT TO AN AVAILABLE  EXEMPTION  FROM, OR IN A TRANSACTION  NOT SUBJECT
     TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         Section 5.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

         Section 5.3 Purchaser's Compliance. Nothing in this Article shall affect in any way the Purchaser's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.



                                   ARTICLE VI

                              DELIVERIES AT CLOSING
                              ---------------------

         Section 6.1 Paradon, Russell and the Company collectively

                    (a)  Opinion  of  Counsel  in the form  attached  hereto  as
                         Exhibit 6.1.

                    (b) Certified shareholder list of the Company dated within 3 business days prior to the Closing.

                    (c) Certificate of Good Standing of the Company, dated within 5 business days of the date of this Agreement.

                    (d)  Duly  endorsed  with  a  form  of  signature  guarantee
                         acceptable   to   the   Company's    transfer    agent,
                         Computershare, evidencing the Shares.

                    (e) Duly Executed Escrow Agreement in the form attached hereto as Exhibit 2.3

                    (f) Certificate of Paradon Secretary as to the authority to enter into this Agreement as well as the transfer of the Shares.

         Section 6.2 Purchaser

                    (a)  Purchase Price.

                    (b) Duly Executed Escrow Agreement in the form attached hereto as Exhibit 2.3


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                                   ARTICLE VII

                                SUBSEQUENT EVENTS
                                -----------------

         Section 7.1 For a nominal fee to be agreed upon between the Purchaser and Mr. Scott Kostiuk, Mr. Kostiuk shall remain as the Company's sole officer and director for a maximum period of 30 days subsequent to this Agreement for the sole purpose of preparing the Company's financial statements for the filing of the Quarterly Report on Form 10-QSB for the period ending June 30, 2004.


                                  ARTICLE VIII

                                  CHOICE OF LAW
                                  -------------

         Section 8.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and exclusively governed by the laws of the State of Delaware, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.


                                   ARTICLE IX

                                     NOTICES
                                     -------

         Section 9.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


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


         If to Paradon:           Paradon Capital, Inc.
                                  30E Lower Halcyon Heights
                                  Lascelles, St. James
                                  Barbados, S10-West Indies


         If to Russell:           Barry Russell
                                  c/o Scott Kostiuk
                                  27 Alexander Street, #706
                                  Vancouver, B.C. V6A 1B2

         If to Scott Kostiuk:     Scott Kustiak
                                  27 Alexander Street, #706
                                  Vancouver, B.C. V6A 1B2

         If to the Company:       Global Wireless Satellite Networks (USA), Inc.
                                  c/o Scott Kostiuk
                                  27 Alexander Street, #706
                                  Vancouver, B.C. V6A 1B2

             with a copy to:      Stanley M. Moskowitz, Esq
                                  13291 Kibbings Road
                                  San Diego, CA 92130

         If to the Purchaser:     Hemingway Corporate Ventures, S. A.
                                  c/o Hyperion Holdings
                                  64 Knightsbridge
                                  London, UK
                                  SW1X

             with a copy to:      Rubin, Bailin, Ortoli LLP
                                  405 Park Avenue - 15th Floor
                                  New York, New York 10022
                                  Attn: William S. Rosenstadt, Esq.


         Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.


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


                                    ARTICLE X

                                 INDEMNIFICATION
                                 ---------------

         Section 10.1 Indemnification of the Company.

          (a) Subject to the terms and conditions of this Article, Purchaser hereby agrees to indemnify, defend and hold Paradon and Russell and each their respective officers, directors, agents, attorneys and affiliates harmless from and against all losses, obligations, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages") asserted against or incurred by either or such identified persons by reason of or resulting from (i) a representation or warranty made by the Purchaser herein being incorrect or untrue, (ii) a breach by the Purchaser of any covenant contained herein or in any of the agreements executed pursuant hereto or (iii) a breach by either Paradon or Russell of any covenant contained herein to be performed after the Closing.

          (b) Each of Paradon and Russell agrees to cooperate with the Purchaser in the event of any settlement negotiated by the Purchaser with regard to the indemnification provided herein.

         Section 10.2 Indemnification of the Purchaser.

          (a) Subject to the terms and conditions of this Article, the Paradon and Russell, jointly and severally, hereby agree to indemnify, defend and hold the Purchaser and its agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by the Purchaser or such indemnified persons by reason of or resulting from a representation or warranty made by the Company herein being incorrect or untrue.

          (b) The Purchaser agrees to cooperate with Paradon and/or Russell, as the case may be, in the event of any settlement negotiated by either of them with regard to the indemnification provided herein.

         Section 10.3 Assertion and Resolution of Indemnification Claim Any permitted indemnitee under Sections 10.1 and 10.2 hereof (an "Indemnified Party") shall give notice to the person responsible for indemnification (an "Indemnifying Party") of any claim as to which indemnification may be sought as soon as possible after the Indemnified Party has actual knowledge thereof and the amount thereof, if known. The Indemnified Party shall supply to the Indemnifying Party any other information in the possession of the Indemnified Party regarding such claim, and will permit the Indemnifying Party (at its expense) to assume the defense of any third party claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, and provided further that the failure by the Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the Indemnifying Party is damaged as a result of the failure to give notice. If the Indemnifying Party has assumed the defense of a third party claim, the Indemnifying Party shall not be entitled to settle such third party claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, provided that such consent shall not be required if such settlement involves only the payment of money and the claimant provides to the Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, a release from all liability in respect of such third party claim. The Indemnified Party shall have the right at all times to participate in the defense, settlement, negotiations or litigation relating to any third party claim or demand at its own expense. If the Indemnifying Party does not assume the defense of any matter as above provided, then the Indemnified Party shall have the right to defend any such third party claim or demand, and will be entitled to settle any such claim or demand in its discretion for the account or benefit of the Indemnified Party. In any event, the Indemnified Party will cooperate in the defense of any such action at the expense of the Indemnifying Party and the records of each party shall be available to the other with respect to such defense.

         Section  10.4   Indemnification   of  Negligence  of  Indemnitee.   The
indemnification provided in this Article shall be applicable whether or not negligence of the Indemnified Party is alleged or proven.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         Section 11.1 Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and the Purchaser, on the other hand.

         Section 11.2 Entire Agreement. This Agreement, the Exhibits or Attachments hereto, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

         Section 11.3 Currency. All references to currency in this Agreement and all Exhibits annexed hereto shall be in United States currency.

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

HEMINGWAY CORPORATE VENTURES, S. A.


By: /s/ Alastair McRae
  ---------------------------------------
  Name:  Alastair McRae
  Title: President


PARADON CAPITAL, INC.


By: /s/ Barry Russell
  ---------------------------------------
  Name:  Barry Russell
  Title: President


/s/ Barry Russell
-----------------------------------------
    Barry Russell


GLOBAL WIRELESS SATELLITE NETWORKS (USA),
INC.


By: Scott Kostiuk
  ---------------------------------------
  Name:  Scott Kostiuk
  Title: President


/s/ Scott Kostiuk
-----------------------------------------
Scott Kostiuk
(solely with respect to Section 7.1)


RUBIN, BAILIN, ORTOLI LLP
(solely with respect to Section 2.2)


By: /s/ William S. Rosenstadt
  ---------------------------------------

                                  EXHIBIT 2.2
                           WIRE TRANSFER INSTRUCTIONS


Paradon Capital, Inc.
---------------------

U.S. Correspondent Bank:
Chase Manhattan Bank - New York
Swift: CHAS US 33
ABA: 021 000 021

Canadian Correspondent Bank:
Royal Bank of Canada - Toronto, ON
Swift: ROYC CA T2
For Credit To: Credit Union Central of BC - Vancouver, BC
Account: 0010 400 2143

For further credit to:
VanCity Savings Credit Union
Transit No: 16150
Branch Name: Branch No. 5, 1402 Marine Drive, West Vancouver, BC
Payee's Name and Account No: Porritt & Company, In Trust, 610309518 US$ Chequing Account

                                   EXHIBIT 2.3
                                ESCROW AGREEMENT

                                ESCROW AGREEMENT


         ESCROW AGREEMENT (this "Agreement"), made and entered into as of the _________ day of July 2004 by and among each of the between Hemingway Corporate Ventures, S. A. (referred to as the "Purchaser"), Paradon Capital, Inc., a corporation organized and existing under the laws of Barbados ("Paradon"), Barry Russell, residing at 160 Conner Road, Tregeagle, N.S.W. 2480, Australia ("Russell"), Global Wireless Satellite Networks (USA), Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company") and Rubin, Bailin, Ortoli LLP (the "Escrow Agent").

                                   WITNESSETH:

         WHEREAS, pursuant to the provisions of a certain Stock Purchase Agreement to be entered into concurrently herewith (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement") by Purchaser, Paradon and the Company, Paradon has sold 726,600 shares of the Company and the Company wwill be delivered without assets or liabilities upon satisfaction of those liabilities found in Exhibit 4.13 to the Agreement.

         WHEREAS, as a condition precedent to the consummation by the Purchaser of the transactions contemplated by the Agreement, Paradon is required to agree that the aggregate amount of Two Hundred Twenty Thousand Eight Hundred Sixty-Four Dollars and Nineteen Cents ($220,864.19) be placed in escrow with the Escrow Agent ("Escrowed Funds").

         WHEREAS, the Agreement contemplates that the Escrow Agent shall hold and disburse the Escrowed Funds as provided hereinafter defined; and

         WHEREAS, the parties hereto (other than the Escrow Agent) desire that the Escrow Agent act as escrow agent hereunder, and the Escrow Agent is willing to act as escrow agent hereunder;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION.

         1.1 Terms Defined Herein. As used herein, the following terms shall have the following respective meanings, unless the context otherwise requires:

         "ESCROWED FUNDS" shall refer to the Two Hundred Twenty Thousand Eight Hundred Sixty-Four Dollars and Nineteen Cents ($220,864.19) deposited by the Purchaser with the Escrow Agent.

         1.2 References to "Hereof." Use of the term "hereof," "herein" or "hereunder" and other words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section, paragraph or other subdivision of this Escrow Agreement. Except as otherwise provided herein, references to any Article, Section, Exhibit or Schedule shall be deemed a reference to such Article, Section, Exhibit or Schedule of this Agreement.

         1.3 Use of Pronouns. The use of any masculine, feminine or neuter pronoun shall be deemed to include the use of each other form of pronoun, and unless the context otherwise requires, the use of the singular form of any defined term shall include the plural form thereof, and vice versa.

         1.4 Use of Including. The use of the term "including" shall be deemed used in the broadest, most inclusive sense and the equivalent to including, without limitation.

         2. APPOINTMENT OF ESCROW AGENT. Purchaser, Paradon and Russell hereby designate and appoint Rubin, Bailin, Ortoli LLP to act as Escrow Agent hereunder, and hereby accepts such designation and appointment and, upon the conditions and subject to the terms set forth herein, agrees to act as escrow agent hereunder.

         3. DEPOSIT BY SELLERS.

         Purchaser hereby delivers to, and deposit in escrow hereunder with the Escrow Agent, the Escrowed Funds.

         4.   ACKNOWLEDGMENT   OF  RECEIPT  OF  ESCROWED  FUNDS.   Escrow  Agent
acknowledges receipt of the Escrowed Funds.

         5. AGREEMENT AND ARRANGEMENT BETWEEN PURCHASER, PARADON AND THE COMPANY. The Escrow Agent shall have no obligation or responsibility with respect to the Agreement or any other agreement between Purchaser, Paradon and Russell. Escrow Agent's sole obligation is to perform the obligations hereunder.

         6. DELIVERIES BY ESCROW AGENT; CONTEMPORANEOUS OBLIGATIONS OF PURCHASER AND PARADON.

         6.1 General Restriction. The Escrow Agent shall make all disbursements of the Escrowed Funds in accordance with the terms of this Escrow Agreement.

         6.2 Deliveries. Upon receipt of a General Release in the form attached hereto as Exhibit 6.2, from an entity listed on Exhibit 4.13 to the Agreement, the full amount of the related liability to that party as enumerated on that Exhibit shall be released to Paradon via wire transfer, less a bank fee of Twenty ($20.00) Dollars for each wire transfer.

         If any liabilities found on Exhibit 4.13 to the Agreement remain unpaid for 10 business days subsequent to the date of the Agreement, the Escrow Agent shall immediately contact those unpaid creditors and remit payment to each in the amounts indicated in that Exhibit without further notice to Paradon or Russell.

         7. PROVISIONS REGARDING ESCROW AGENT.

         7.1 Liability of Escrow Agent. In performing any duty or obligation under this Agreement, the Escrow Agent shall not be liable to any party for damages, losses or expenses. The Escrow Agent shall not incur any liability for
(i) any act or failure to act made or omitted in good faith or (ii) any action taken or omitted in reliance upon any instrument, including any affidavit or other written statement provided for in, or contemplated by this Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable of responsible for forgeries, fraud or impersonations or for determining the scope of any representative authority. In addition, the Escrow Agent may consult with legal counsel in connection with the Escrow Agent's duties under this Agreement and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel. The Escrow Agent may act on any notice, resolution, telegram, request, consent, waiver, certificate, statement, affidavit or other paper or document that it in good faith believes to be genuine and to have been passed upon or signed by the proper Persons or to have been prepared and furnished pursuant to any of the provisions hereof. The Escrow Agent shall be under no duty to make any investigations as to any statement contained in any instrument, nor shall it be responsible for determining or verifying the authority of any Person acting or purporting to act on behalf of any party to this Agreement. Without limiting the scope or generality of the foregoing, the Escrow Agent shall be fully protected in relying and acting upon (a) certification provided for in of this Agreement and shall be entitled to assume the truth, accuracy and completeness of any and all statements made therein and any (b) certificate or other document that, on its fact, appears to have been executed or delivered by the Person hereunder contemplated to execute or deliver the same.

         7.2 Fees and Expenses. All disbursements shall be shared equally by Purchaser and Paradon. All costs and expenses (collectively, "expenses") including, without limitation, any cost or expenses incurred in connection with consulting with any legal counsel as contemplated by Section 7.1 above, incurred by the Escrow Agent through it in connection with the performance of its duties and obligations hereunder shall be the responsibility of Paradon. If any Expenses are incurred by the Escrow Agent in connection with the performance of any duties or obligations after the disbursement the same shall be promptly paid by Paradon to the Escrow Agent upon demand therefor.

         7.3 Controversies. If any controversy arises between or among any of the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions or the disbursement or distribution of any funds, documents or other property held in escrow hereunder, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all funds, documents and other property delivered to it and/or placed in escrow hereunder and may wait
for  settlement  of  any  such   controversy  by  final   arbitration  or  other
determination. In such event, the Escrow Agent will not be liable for any interest or other damage or loss. The Escrow Agent is further authorized to deposit with any court all funds, documents and other property held in escrow or otherwise delivered to it hereunder. The parties hereto jointly and severally agree to indemnify and hold harmless the Escrow Agent from and against any and all costs, expenses, charges and reasonable attorneys' fees incurred by the Escrow Agent due or related to any arbitration, deposit or other proceeding contemplated by the foregoing including any action with respect to such deposit. Upon initiating such arbitration or any other proceeding, the Escrow Agent shall be fully released and discharged of and from all obligations and liabilities imposed by the terms of this Agreement or otherwise imposed by law.

         7.4 Indemnification of Escrow Agent. The parties hereto and their respective successors and permitted assigns agree jointly and severally to indemnify and hold harmless the Escrow Agent from and against any and all losses, claims, charges, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees and disbursements, that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties and obligations under this Agreement, including, but not limited to, any litigation or arbitration arising from this Agreement or involving its subject matter.

         7.5 Resignation of Escrow Agent. The Escrow Agent may resign at any time upon giving at least five (5) days prior written notice to each of the then parties hereto of its intention to do so. The parties shall use their best efforts to mutually agree on a successor escrow agent within five (5) days after receiving such resignation notice from the Escrow Agent. If the parties fail to agree on a successor escrow agent within such time, the Escrow Agent shall have the right to apply to any court of competent jurisdiction for the appointment of a successor escrow agent, and such court may thereupon, after such notice, if any, as it shall deem proper, appoint a successor escrow agent. Any successor escrow agent shall execute and deliver a valid and binding written instrument accepting such appointment, and it shall, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor escrow agent as if originally named as such. Upon resignation, the Escrow Agent shall be discharged from all further duties, obligations and liabilities under this Agreement and shall transfer the Escrowed Funds to the predecessor escrow agent.

         7.6 Conflict of Interest. The parties hereto acknowledge that the Escrow Agent has served as counsel to Purchaser, with respect to the Agreement and the transactions contemplated thereby and hereby, and that the Escrow Agent may continue to so serve as counsel to Purchaser and the Company, following the consummation of such transactions. The parties hereto hereby agree that no conflict of interest shall exist as a consequence of the Escrow Agent serving as escrow agent hereunder and also serving as counsel to Purchaser and the Company any time hereafter. The parties hereto hereby waive any claim with respect to any actual or potential conflict of interest, or of any breach of any alleged fiduciary or similar duty, arising from or regarding any action or inaction by the Escrow Agent, as the escrow agent hereunder, regardless of any relationship, now or in the future, between any party hereto and the Escrow Agent as counsel for such party or any other party hereto.

         7.7 Notices. All notices hereunder shall be in writing and shall be deemed to have been given or made when personally delivered, sent by recognized overnight courier, deposited in the mails, postage pre-paid, or sent by facsimile transmission and addressed as set forth in the Agreement.

         8. AMENDMENTS. This Agreement shall not be altered or amended except in writing, executed by all parties hereto.

         Headings. The headings of the several sections of this Agreement are included for ease of reference only and shall not form a part of this Agreement.

         Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York applicable to contracts executed and to be wholly performed within such State, without giving effect to the choice or conflict of laws principles thereof.

         Successors and Assigns. This Agreement shall be binding upon an inure to the benefit of the parties hereto and each of their respective heirs, administrators, personal representatives, successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person (other than the parties hereto and their respective heirs, administrators, personal representatives, successors and assigns as aforesaid and the Buyers and Sellers and both their respective heirs, administrators, legal representatives, successors and assigns) any rights or remedies under or by reason of this Agreement.

         Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement or have caused this Agreement to be executed as of the day and year first above written.

                                         Rubin, Bailin, Ortoli LLP
                                         as Escrow Agent


                                         By: /s/ William S. Rosenstadt
                                           -------------------------------------
                                           Name:  William S. Rosenstadt, Esq.



                                         HEMINGWAY CORPORATE VENTURES,  S. A.


                                         By: /s/ Alastair McRae
                                           -------------------------------------
                                           Name:  Alastair McRae
                                           Title: President


                                         PARADON CAPITAL, INC.


                                         By: /s/ Barry Russell
                                           -------------------------------------
                                           Name:  Barry Russell
                                           Title: President


                                         /s/ Barry Russell
                                         ---------------------------------------
                                         Barry Russell


                                         GLOBAL WIRELESS SATELLITE NETWORKS
                                         (USA), INC.


                                         By: /s/ Scott Kustiok
                                           -------------------------------------
                                           Name:  Scott Kustiok
                                           Title: President

                                 EXHIBIT 2.4(b)

                       BARRY RUSSELL CONSULTING AGREEMENT

                        INDEPENDENT CONTRACTOR AGREEMENT


         This  Independent  Contractor  Agreement   ("Agreement")  is  made  and
effective this _____ day of July 2004, by and between Barry Russell ("Consultant") and Global Wireless Satellite Networks (USA), Inc., a Delaware corporation ("Company")

         WHEREAS, Company desires to engage Consultant to perform certain services for the Company, pursuant to the terms and conditions stated in this Agreement, and

         WHEREAS, Consultant desires to perform certain services for Company, pursuant to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties agree as follows:

1. Services to be Performed. Company desires that Consultant perform, and Consultant agrees to perform the following services for the Company in the indicated capacities:

o Actively attempt to locate a suitable merger candidate as well as analyze and perform proper due diligence functions through consummation of such transaction. In the event that Company identifies such a candidate, Consultant shall assist Company in the foregoing functions, at no additional expense to the Company, in order to consummate such merger. Consultant shall spend no less than 10 hours per month performing the duties enumerated herein.

2. Consultant's Performance. All work done by Consultant shall be of the highest
professional   standard  and  shall  be   performed   to  Company's   reasonable
satisfaction.

3. Status. Consultant's status under this Agreement shall be that of an independent consultant, and not that of an agent or employee. Consultant warrants and represents that he has complied with all federal, state and local laws regarding business permits and licenses that may be required for him to perform the work as set forth in this Agreement.

4. Terms of Compensation. In the event Consultant successfully performs all services found in Section 1 of this Agreement, Company shall compensate Consultant by issuing him One Percent (1%) of all shares issued as a result of the potential merger transaction found in Section 1 of this Agreement ("Merger Transaction") with a maximum of One Million (1,000,000) restricted shares ("Shares"). For a period of twelve months following the date of the Merger Transaction, Consultant shall have customary anti-dilution rights to the extent the Company sells or issues shares of common stock for per share value less than the per share value determined in the Merger Transaction. If the Company at any time subsequent to the one year anniversary of this Agreement, proposes to register any of its securities under the Securities Act, on any form other than Form S-4 or any similar form then in effect, it shall each such time give written notice to Consultant of its intention so to do and, upon the written request of Consultant given within 20 days after the giving of any such notice the Company shall use its best efforts to cause all such shares of common stock to be included under the proposed registration for disposition by Consultant. The Company shall use its best efforts to maintain the effectiveness of such registration statement for a period of three years. Further, in the event that Company files a registration statement on Form S-8 prior to July 23, 2005, Consultant shall have the right to register that number of Shares equal to Fifteen Percent (15%) of the total shares issued pursuant to that registration statement.

5. Reimbursement of Expenses. Company shall reimburse Consultant for reasonable monthly expenses provided the expenses are documented in writing by Consultant to the satisfaction of the Company.

6. Termination. This Agreement may be terminated at anytime by Consultant during the term hereof with 90 days written notice. Further, this Agreement may be terminated by the Company for Cause (as that term is defined below) with 90 days written notice. In the event Company dismisses Consultant for Cause then Company's obligations to Consultant shall be limited to the compensation earned up to the date of Consultant's termination for Cause.

     (a)  Definition of Cause. "Cause" shall mean:

          (i) any action by Consultant which constitutes dishonesty relating to Company, a willful violation of law (other than traffic offenses and similar minor offenses) or a fraud against Company;

          (ii) Consultant is charged by indictment for, is convicted of or pleads guilty to a felony or other crime;

          (iii) misappropriation of Company's funds or assets by Consultant for his personal gain;

          (iv) willful misconduct by Consultant relating to Company, including, without limitation, willful failure to perform stated duties or to follow legitimate directions of his superiors;

          (v) the continual or frequent possession by Consultant of an illegal substance or abuse by Consultant of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of Company;

          (vi)  failure  by  Consultant  to  perform   Consultant's  duties  and
          responsibilities to Company in a competent manner;

          (vii) any material violation by Consultant of any covenant contained in this Agreement, including covenants related to confidentiality; and

          (viii) any other willful misconduct which materially injures Company.

     Subject to this Section 6, in the event that the Company terminates this Agreement for any reason other than "For Cause", Consultant shall receive all benefits pursuant to Section 4 of this Agreement as if Consultant satisfactorily performed all required duties during the Term of this Agreement.

7. Federal, State and Local Payroll Taxes. Company will not withhold or pay on behalf of Consultant or any of its employees: (a) federal, state or local income taxes; or (b) any other payroll tax of any kind. In accordance with the terms of this Agreement and the understanding of the parties herein, Consultant shall not be treated as an employee with respect to the services performed hereunder for federal, state or local tax purposes.

8. Fringe Benefits. Because Consultant is engaged in its own independent consulting business, it is not eligible for, nor entitled to, and shall not participate in, any of Company's pension, health or other fringe benefit plans, if any such plans exist. Such participation in these fringe benefits plans is limited solely to Company's employees.

9. Notice to Consultant Regarding Tax Liability. Consultant understands that he is responsible to pay his income tax in accordance with federal, state and local law. Consultant further understands that he is liable for Social Security, ("FICA") tax, to be paid in accordance with all applicable laws.

10. Term. This Agreement's term shall begin on the date hereof and shall remain in force until July 22, 2005. Unless both parties mutually agree to terminate this Agreement.

11. Confidentiality. During the term of this Agreement, and thereafter in perpetuity, Consultant shall not, without the prior written consent of Company, disclose to anyone any Confidential Information. "Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information such as, but not limited to, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes. Confidential Information shall not include any information that: (a) is disclosed by Company without restriction; (b) becomes publicly available through no act of Consultant; or (c) is rightfully received by Consultant.

12. Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13. Headings. The headings in this Agreement are inserted for convenience only and shall not be used to define, limit or describe the scope of this Agreement or any of the obligations herein.

14. Final Agreement. This Agreement constitutes the final understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties, whether written or oral. This Agreement may be amended, supplemented or changed only by an agreement in writing signed by both of the parties.

15. Notice. Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested or sent by recognized overnight courier service as follows:

          If to Consultant:

               Barry Russell
               c/o Scott Kostiuk
               706-27 Alexander
               V6A 1B2  Canada

          It to Company:

               Global Wireless Satellite Networks (USA), Inc.
               c/o Rubin, Bailin, Ortoli LLP
               405 Park Avenue
               New York, N.Y. 10022
               Attn: William S. Rosenstadt

          Such Notice shall be deemed given when actually delivered.

16. Severability. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

17. Restrictions on Assignment. Consultant may not assign or otherwise transfer his rights or delegate its obligations created hereunder to any third party without the prior written consent of the Company. Notwithstanding the foregoing, this Agreement shall bind and inure to the benefit of the successors and assigns of the parties.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties as of this the_____ day of July, 2004.

                                         GLOBAL WIRELESS SATELLITE NETWORKS
                                         (USA), INC.


                                         By: /s/ Scott Kostiuk
                                           -------------------------------------
                                           Name:  Scott Kostiuk
                                           Title: President



                                             /s/ Barry Russell
                                         ---------------------------------------
                                         Name:  Barry Russell

                       EXHIBIT 6.2 TO THE ESCROW AGREEMENT

                             FORM OF GENERAL RELEASE

                           G E N E R A L R E L E A S E


TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

Know    that     _____________________________,     having    an    office    at
______________________________________ ("RELEASOR"), in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, receipt and sufficiency whereof is hereby acknowledged, hereby releases and discharges GLOBAL WIRELESS SATELLITE NETWORKS (USA), INC., a Delaware company and its successors and assigns (collectively, "RELEASEES"), and RELEASEES' officers, managers, members, employees, agents, consultants, accountants and lawyers from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity; which against the RELEASEES, their officers, managers, members, employees, agents, consultants, accountants, lawyers, their respective successors and assigns, the RELEASOR, its officers, directors, shareholders, employees, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE.

         Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require.

         This RELEASE may not be changed orally.

         In Witness Whereof, the RELEASOR has caused this RELEASE to be executed by its duly authorized officer.





                                         By:____________________________________
                                            President

STATE OF       )
               )  ss.:
COUNTY OF      )


         On the ____ day of July in the year 2004 before me, the undersigned, personally appeared ________________, with the title of President of ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                         _______________________________________
                                         Notary Public

                                  EXHIBIT 4.13
                                 USE OF PROCEEDS



Business Wire                                            $    120.00
Calnetix                                                   35,790.00
Capital Printing Systems Inc.                               1,955.25
Computershare                                                 692.47
CUSIP Service Bureau                                          108.00
Edgar Agent Filing Services Inc.                              152.29
Freeman & Davis                                             1,413.39
J. Michael Neary, Attorney at Law                               5.21
KMZ Rosenman                                              122,296.51
Nationwide Information Services Inc.                          165.00
NCO Financial Systems                                         855.37
Solomon Ward Seidenwurm and Smith                          13,533.69
Standard & Poor's                                           1,075.00
Tedder, James, Worden & Associates, P. A                   10,603.49
Varian Vacuum Technologies                                    473.48
Warren J. Soloski, A Professional Corp.                        75.00
Joel Bloomer                                                9,050.04
Donald J. Cheney                                            2,500.00
Paradon Capital, Inc. (subject to $200 (50%)
holdback for wire fees)                                   234,135.81
EuroPacific Consulting Inc.                                80,000.00
Stanley Moskowitz, Esq                                     20,000.00
John Garcia                                                15,000.00
                                                         ===========
                                                         $   550,000
                                                         ===========

                                   EXHIBIT 6.1

                                   [REDACTED]